PARTNERS' CAPITAL	12 Months Ended
Dec. 31, 2013
PARTNERS' CAPITAL
PARTNERS' CAPITAL

7.              PARTNERS’ CAPITAL

At December 31, 2013 and 2012, the Net Asset Values of the different Series of the Units were:

December 31, 2013	Net Asset Value	Number of Units	Net Asset Value per Unit

Series A	$102,123,710	116,019,483	$0.8802
Series F	12,470,664	58,670	$212.56
Series G	15,542,406	16,882,395	$0.9206
Series I	1,544,543	1,371,637	$1.1261
Total Partners’ Capital	$131,681,323	134,332,185

December 31, 2012	Net Asset Value	Number of Units	Net Asset Value per Unit

Series A	$220,539,487	230,899,814	$0.9551
Series F	17,551,923	76,090	$230.67
Series G	21,236,500	21,255,467	$0.9991
Series I	2,335,058	1,973,082	$1.1835
Total Partners’ Capital	$261,662,968	254,204,453

BRIM generally holds 1% of the total capital in the Partnership.  BRIM and each Limited Partner share in the profits and losses of the Partnership in proportion to their respective interests in the Partnership.